UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 26, 2025
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
Presented below are the voting results for the proposals, described in detail in the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on July 15, 2024 submitted to our stockholders at the Company’s 2025 annual meeting of stockholders held on August 26, 2025 (the “Annual Meeting”).
As of the close of business on July 2, 2025, the record date for the Annual Meeting, a total of 107,957,043 shares of our common stock and 100,000 shares of our Series A preferred stock (“Preferred Stock”), which are convertible into 20,000 shares of common stock, were outstanding and entitled to vote at our Annual Meeting. Preferred Stock is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of our common stock.

At the Annual Meeting, the aggregate number of shares present or represented by valid proxy was 74,821,475 shares or 69.30% of shares entitled to vote. Therefore, a quorum was present for purposes of the Annual Meeting.
Proposal 1    Election of Directors
The stockholders elected eight directors to serve until the annual meeting of stockholders in 2026 with the following vote:

Name of Director Elected	Votes For	Votes Withheld	Broker Non-Votes
Roy H. Chestnutt	48,273,986	923,679	25,623,810
Robert Deutschman	46,291,832	2,905,833	25,623,810
Holly Hess Groos	47,914,545	1,283,120	25,623,810
Mohan S. Gyani	47,901,226	1,296,439	25,623,810
Jeffrey Karish	47,518,922	1,678,743	25,623,810
Mollie V. Spilman	47,986,981	1,210,684	25,623,810
Michelle M. Sterling	47,416,813	1,780,852	25,623,810
William G. Stone III	48,612,730	584,935	25,623,810
Proposal 2    Advisory Vote on Executive Compensation
The non-binding advisory resolution approving the compensation of the Company’s named executive officers, commonly referred to as “say-on-pay”, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
46,457,840	2,608,134	131,691	25,623,810
Proposal 3    Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm
The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2026, was ratified with the following vote:

For	Against	Abstain	Broker Non-Votes
68,374,871	6,254,178	192,426	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

9/2/2025	Digital Turbine, Inc.
	By:	/s/ Stephen Andrew Lasher
Stephen Andrew Lasher
Chief Financial Officer